UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):  January 18, 2012

PAN AMERICAN GOLDFIELDS LTD.

(Exact name of Registrant as specified in its charter)

Delaware	000-23561	84-1431797
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

595 HOWE STREET, UNIT 906 VANCOUVER, CANADA A1 V6C 2T5
(Address of principal executive offices) (Zip Code)

(303) 327-1587
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02.  DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

(d)  On January 4, 2012, Pan American Goldfields Ltd., a Delaware corporation (the “Company”), appointed Mr. Hernan Celorrio to its board of directors (the “Board”) to fill a vacancy on the Board.

Since August 2011, Mr. Celorrio, a lawyer, age 68, has served, as an advisor to the Board, and continues to serve as a director of the Company’s subsidiary, Recursos Argentinos SA. Mr. Celorrio currently serves as vice president of the Argentine-Chilean Chamber of Commerce and as director of the Executive Committee and president of the Mining Committee of the Argentine Canadian Chamber of Commerce.  He is also the president of the Argentine Mining Foundation (FUNDAMIN). Mr. Celorrio has previously served as the President of Barrick Exploraciones Argentina S.A. and as Vice President of Minera Peñoles in Argentina.  Additionally, Mr. Celorrio has previously served on the board of directors of Northern Orion Resources and Yamana Resources (Compañia Minera Polimet S.A.) in Argentina. Mr. Celorrio holds a degree from School of Law of the University of Buenos Aires, Argentina.

In connection with his appointment, Mr. Celorrio will receive a monthly director’s fee of $2,000 and has entered into the Company’s standard form of indemnification agreement.  Pursuant to this agreement, and subject to the exceptions and limitations provided therein, the Company has agreed to hold harmless and indemnify Mr. Celorrio to the fullest extent permitted by law against any and all liabilities and expenses in connection with any proceeding to which Mr. Celorrio was, is or becomes a party, arising out of his services as an officer, director, employee, agent or fiduciary of the Company or its subsidiaries. The foregoing description is qualified in its entirety by the full text of the form of indemnification agreement, which is filed as Exhibit 10.1 and is incorporated by reference herein.

A copy of this press release is furnished herewith as Exhibit 99.1.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(d)       Exhibits.

Exhibit	Description

10.1(1)	Form of Director and Officer Indemnification Agreement.
99.1	Press Release, dated January 17, 2012.

(1)  Incorporated by reference to Registrant’s Current Report on Form 8-K, filed on July 6, 2010 (File No. 000-23561).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PAN AMERICAN GOLDFIELDS LTD.

Date: January 18, 2012	By:	/s/ Miguel Di Nanno
Miguel Di Nanno
President

EXHIBIT INDEX

Exhibit	Description

10.1(1)	Form of Director and Officer Indemnification Agreement.
99.1	Press Release, dated January 17, 2012.

(1)  Incorporated by reference to Registrant’s Current Report on Form 8-K, filed on July 6, 2010 (File No. 000-23561).